Exhibit 99.2

Second Quarter 2005 Earnings

Supplemental Information

SUPER 93

Transaction Network Services

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[LOGO]

Second Quarter 2005 Earnings

Supplemental Information

[GRAPHIC]

Transaction Network Services

Second Quarter 2005

Supplemental Information

[GRAPHIC]

Forward-Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions.  Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements.  Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including:  the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control; the Company’s ability to identify, execute or effectively integrate future acquisitions; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report on Form 10-K dated March 31, 2005 as filed with the SEC.  In addition, the statements in this presentation are made as of July 26, 2005.  The Company expects that subsequent events or developments will cause its views to change.  The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to July 26, 2005.

[LOGO]

TNS Divisions

International Services Division (37.2% of Q2 05 Revenues) • Provides POS, telecommunications and financial services around the world

Point-of-Service Division (33.8% of Q2 05 Revenues) • Enables optimized transaction delivery between payment processors and ATM or POS terminals	Q2 05 Revenue $65.4 mm Q2 05 EBITDA(1) $17.9 mm Q2 05 Adj. Earnings(1) $6.2 mm	Telecommunications Services Division (17.2% of Q2 05 Revenues) • Call signaling and database access services

Financial Services Division (11.8% of Q2 05 Revenues) • Private financial data and VoIP networks

(1)          Non-GAAP measure.  Included in selling, general and administrative expenses (SG&A) for the second quarter of 2005 is a pre-tax benefit to earnings of approximately $1.2 million, comprised of a $1.5 million benefit from a state sales tax liability settlement and a $0.3 million charge related to severance paid to a former employee.  Excluding the $1.2 million benefit, EBITDA before stock compensation expense was $16.7 million and adjusted earnings was $5.5 million.

Q2:05 Financial Overview

($ in millions except per share amounts)

	Q2 05	Q2 04	% Chg
International Services Division	$24.3	$17.9	35.0%
Financial Services Division	7.7	6.2	25.5%
Telecommunications Services Division	11.2	8.2	36.1%
Point of Sale Division	22.1	28.6	(22.6)%
Total Revenue	$65.4	$60.9	7.2%
Gross Margin	$34.4	$31.8	8.1%
Gross Profit	52.6%	52.2%	40	BP
EBITDA Before Stock Comp Expense(1)	$17.9	$15.9	13.1%
Adjusted Earnings(1)	$6.2	$6.0	4.5%
Adjusted Earnings per Share—Diluted(1)(2)	$0.25	$0.22	13.6%
Cash Flow from Operations	$7.8	$14.5	(46.2)%

(1)          Non-GAAP measures. Included in selling, general and administrative expenses (SG&A) for the second quarter of 2005 is a pre-tax benefit to earnings of approximately $1.2 million, comprised of a $1.5 million benefit from a state sales tax liability settlement and a $0.3 million charge related to severance paid to a former employee.  Excluding the $1.2 million benefit, EBITDA before stock compensation expense was $16.7 million and adjusted earnings was $5.5 million or $0.23 per share.

(2)          Due to the Company’s IPO in March 2004, follow-on offering in October 2004, and stock repurchase and retirement in May 2005, diluted weighted average shares outstanding were 24.5 million for Q2 05 versus 27.2 million for Q2 04.

EBITDA(1) Calculation

($ in thousands except per share amounts)

	Q2 05	Q2 04	% Chg
Income from operations (GAAP)	$5,184	$4,361	18.9%
Amortization of intangible assets	7,249	6,196	17.0%
Depreciation and amortization of property and equipment	4,964	4,950	0.3%
Stock compensation expense	544	362	50.3%
EBITDA before stock compensation expense	$17,941	$15,869	13.1%

(1)          Non-GAAP measure.  Included in selling, general and administrative expenses (SG&A) for the second quarter of 2005 is a pre-tax benefit to earnings of approximately $1.2 million, comprised of a $1.5 million benefit from a state sales tax liability settlement and a $0.3 million charge related to severance paid to a former employee.  Excluding the $1.2 million benefit, EBITDA before stock compensation expense was $16.7 million.

Adjusted Earnings(1) Calculation

($ in thousands except per share amounts)

	Q2 05	Q2 04	% Chg
Income before income taxes and equity in net loss of unconsolidated affiliate (GAAP)	$1,896	$3,139	(39.6)%
Equity in net loss of affiliate	(716)	(61)	1093.3%
Amortization of intangible assets	7,249	6,196	17.0%
Other debt-related costs (1)	1,095	—	N/A
Stock compensation expense	544	362	50.3%
Adjusted Earnings Before Taxes	$10,068	$9,636	4.5%
Income tax provision at 38%	$3,826	$3,662	4.5%
Adjusted Earnings (2)	$6,242	$5,974	4.5%
Weighted average shares diluted	24,529,448	27,206,244	(9.8)%

Adjusted Earnings Per Share (2)	$0.25	$0.22	13.6%

(1)          Represents non-cash write-off of debt issuance costs associated with early payoff of term debt.

(2)          Non-GAAP measures. Included in selling, general and administrative expenses (SG&A) for the second quarter of 2005 is a pre-tax benefit to earnings of approximately $1.2 million, comprised of a $1.5 million benefit from a state sales tax liability settlement and a $0.3 million charge related to severance paid to a former employee.  Excluding the $1.2 million benefit, adjusted earnings was $5.5 million or $0.23 per share.

Balance Sheet Highlights

(Amounts in millions)

	Actual
	6/30/05		12/31/04
Cash and Cash Equivalents	$19.7		$19.8
Total Current Assets	77.9		77.0
Current Ratio	1.42	x	1.15	x
Net Property and Equipment	49.8		50.6
Total Assets	$347.1		$356.4
Long-Term Debt	$164.6		$51.0
Stockholders’ Equity	126.2		242.5
Total Debt/Capitalization	56.6%		17.4%
Total Liabilities and Equity	$347.1		$356.4
Common Shares Outstanding	21.8		28.0

Outlook

($ in millions)

	2005	2004	% Chg
Total Revenue ($ millions)	$267.0 – $272.0	$249.1	7 – 9%
Adjusted Earnings(1) ($ millions)	$25.5 – $26.5	$25.4	0 – 4%

	Q3:05	Q3:04	% Chg
Total Revenue ($ millions)	$68.5 – $69.5	$64.6	6 – 8%
Adjusted Earnings(1) ($ millions)	$5.9 – $6.3	$6.8	(7 – 13)%
Adjusted Earnings Per Share – Diluted (1)	$0.26 – $0.28	$0.25	4 – 12%

(1)          Non-GAAP measure.